UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 22, 2022

Easterly Government Properties, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-36834	47-2047728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 K Street NW, Suite 775 North, Washington, D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (202) 595-9500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DEA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 22, 2022, Easterly Government Properties, Inc. (the “Company”), its operating partnership, Easterly Government Properties LP (the “Operating Partnership”), and certain subsidiaries of the Operating Partnership entered into the First Amendment to  Second Amended and Restated Credit Agreement (the “Amendment”) with Citibank, N.A., as administrative agent, Wells Fargo Bank, N.A. and PNC Bank, National Association, as co-syndication agents, BMO Harris Bank, N.A., Raymond James Bank, Royal Bank of Canada and Truist Bank as co-documentation agents, and Citibank, N.A., Wells Fargo Securities, LLC and PNC Capital Markets LLC, as joint lead arrangers and joint book running managers and the other banks, financial institutions and other institutional lenders party thereto as initial lenders and initial issuing banks, which amended certain terms of the Second Amended and Restated Credit Agreement, dated as of July 23, 2021 (as amended, the “Credit Agreement”).

Pursuant to the Amendment, the funding deadline for the $50.0 million delayed draw portion of the $200.0 million senior unsecured term loan facility available under the Credit Agreement was extended to July 24, 2023 (from July 22, 2022).

Certain of the banks and financial institutions that are parties to the Amendment and their respective affiliates have in the past provided, are currently providing, and in the future may continue to provide investment banking, commercial banking and other financial services to the Company and its affiliates in the ordinary course of business for which they have received and will receive customary compensation.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1

First Amendment to Second Amended and Restated Credit Agreement, dated as of July 22, 2022, by and among the Company, the Operating Partnership, the Guarantors named therein, the Initial Lenders and Initial Issuing Banks named therein, and Citibank, N.A., as Administrative Agent, Wells Fargo Bank, N.A. and PNC Bank, National, as Co-Syndication Agents, BMO Harris Bank, N.A., Raymond James Bank, Royal Bank of Canada and Truist Bank, as Co-Documentation Agents, and Citibank, N.A., Wells Fargo Securities, LLC and PNC Capital Markets LLC, as Joint Lead Arrangers and Joint Book Running Managers

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	Chief Executive Officer and President

Date: July 26, 2022